Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with Amendment No. 1 to the Transition Report of SINA CORPORATION (the “Company”) on Form 10-K/A for the transition period from July 1, 2002 to December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Mao, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)   The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of December 31, 2002 and results of operations of the Company for the transition period from July 1, 2002 to December 31, 2002.

Date:  April 30, 2003

By:	/s/ Daniel Mao

Daniel Mao Chief Executive Officer and Director

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with Amendment No. 1 to the Transition Report of SINA CORPORATION (the “Company”) on Form 10-K/A for the transition period from July 1, 2002 to December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles Chao, Chief Financial Officer and Executive Vice President of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)   The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of December 31, 2002 and results of operations of the Company for the transition period from July 1, 2002 to December 31, 2002.

Date:  April 30, 2003

By:	/s/ Charles Chao

Charles Chao Chief Financial Officer and Executive Vice President